UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 9, 2020, Inpixon (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on October 6, 2020, it had acquired, through its wholly-owned subsidiary Inpixon GmbH, a limited liability company incorporated under the laws of Germany, all of the outstanding capital stock of Nanotron Technologies GmbH, a limited liability company incorporated under the laws of Germany (“Nanotron”). On December 22, 2020, the Company filed Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) to include the historical audited and unaudited financial statements of Nanotron and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

In Amendment No. 1, the audit report for the historical audited financial statements of Nanotron inadvertently omitted language stating that such audit was conducted in accordance with auditing standards generally accepted in the United States of America (“US GAAS”). The Company is filing this Amendment No. 2 on Form 8-K/A to include an updated audit report for such historical audited financial statements of Nanotron, attached hereto as Exhibit 99.1, which clarifies that the audit of such financial statements was conducted in accordance with US GAAS. The disclosure included in the Original Form 8-K, as amended by Amendment No. 1, otherwise remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i) The audited financial statements of Nanotron for the year ended December 31, 2019, including the accompanying notes thereto and the report of the independent auditor, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(ii) The reviewed unaudited condensed financial statements of Nanotron as of and for the nine months ended September 30, 2020, including the accompanying notes thereto, are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Nanotron for the year ended December 31, 2019 and for the nine months ended September 30, 2020, are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditor

99.1	Nanotron’s audited financial statements and report of the independent auditor for the year ended December 31, 2019

99.2	Nanotron’s reviewed unaudited condensed financial statements as of and for the nine months ended September 30, 2020 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K/A filed by the Company on December 22, 2020).

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and as of and for the nine months ended September 30, 2020 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K/A filed by the Company on December 22, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: January 15, 2021	By:	/s/ Nadir Ali
		Name:	Nadir Ali
		Title:	Chief Executive Officer

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